UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 17, 2018

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

520 Madison Avenue, 32nd Fl
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 626-2300
No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Employment Agreements
The Compensation Committee of the Board of Directors (the “Compensation Committee”) engaged a compensation consultant to assist in the design of a new compensation program for the Company’s senior executives. As a result of this redesign, the Company has entered into new employment agreements with certain current senior executives of the Company. The new employment agreements, which are dated December 17, 2018 and effective as of January 1, 2019 (the “Effective Date”), replace the executives’ existing employment agreements. A copy of each of the employment agreements is filed as an exhibit herewith and incorporated in this Item 5.02 by reference.
Continuation of Matthew Lambiase as Chief Executive Officer
On December 17, 2018, the Company entered into an employment agreement with Matthew Lambiase (the “Lambiase Employment Agreement”), pursuant to which Mr. Lambiase will continue to be employed as the Chief Executive Officer of the Company.  In this position, Mr. Lambiase will continue to report directly to the Company’s Board of Directors. Mr. Lambiase currently serves on the Company’s Board of Directors, and he will be nominated for reelection thereto at each annual meeting of shareholders occurring during the term of the employment agreement.
The material terms of the Lambiase Employment Agreement are as follows:
Term:  Mr. Lambiase’s term of employment under the Lambiase Employment Agreement will commence on the Effective Date and continue until December 31, 2021, and will be extended for an additional one-year period on December 31, 2021 and on each subsequent anniversary thereof, unless either party provides written notice of nonrenewal to the other party at least 90 days prior to the renewal date.  In addition, the term of employment will be extended until the first December 31 that coincides with, or follows, the second anniversary of any change in control of the Company that occurs after December 31, 2019 during the term of employment under the Lambiase Employment Agreement.
Salary:  Mr. Lambiase will receive a base salary of not less than $850,000 per annum.
Annual Bonus: For each calendar year, Mr. Lambiase will be eligible to receive an annual bonus with a target of $2,640,000 and a maximum of 250% of such target.  The cash bonuses for the 2019, 2020 and 2021 years will be based on relative return on average equity (“ROAE”), which is calculated as the Company’s ROAE compared to the ROAE of companies in the iShares Mortgage Real Estate ETF (“Peer Group”) for a 12-month period, with the threshold level of performance based on relative ROAE or the Company’s absolute ROAE.  The annual bonus will be paid in cash. The metrics for annual bonuses for subsequent years will be determined by the Compensation Committee in consultation with, and subject to agreement of, Mr. Lambiase.
Long-Term Incentive Compensation: For each calendar year, Mr. Lambiase will be granted long-term incentive compensation with a target amount of $1,760,000, which shall be granted 50% in the form of restricted stock units (“RSUs”) and 50% in the form of performance stock units (“PSUs”). The RSUs will vest ratably over three years, subject to continuing employment.
For the performance periods beginning in 2019, 2020 and 2021, the PSUs will vest based on continuing employment and relative economic return over a three-year performance period, with the threshold level of performance based on relative economic return or the Company’s absolute economic return. Relative economic return is the Company’s economic return compared to the economic return of companies in the Peer Group. The maximum payout for the PSUs is 200% of the PSU target. In the event of a change in control of the Company, performance will be measured through the end of the most recent fiscal quarter prior to the change in control, and the PSUs so calculated will vest based on continuing employment.

The metrics for long-term incentive compensation for subsequent years will be determined by the Compensation Committee in consultation with, and subject to agreement of, Mr. Lambiase.
Termination/Severance: The Company may terminate Mr. Lambiase’s employment without Cause or for Disability (each as defined in the Lambiase Employment Agreement) and Mr. Lambiase may terminate his employment with or without Good Reason (as defined in the Lambiase Employment Agreement), in each case, with 90 days’ written notice.  The Company may terminate Mr. Lambiase’s employment at any time for Cause.  Subject to his execution of a release of claims and his continued compliance with all applicable restrictive covenants, Mr. Lambiase will be entitled to the following severance payments and benefits upon termination of employment under the circumstances described below.

1.
Termination without Cause / for Good Reason (other than in connection with a change in control).  If Mr. Lambiase’s employment is terminated by the Company without Cause (other than within six months before, or 24 months after a change in control of the Company) or by Mr. Lambiase for Good Reason (other than within 24 months after a change in control of the Company), Mr. Lambiase will be entitled to: (i) a severance payment equal to 1.5 times the sum of his then-current base salary, plus 1.5 times the greater of (x) his target cash bonus or (y) the average of the annual cash bonuses awarded for the three most recent calendar years ending on or before his termination date (“Average Cash Bonus”), payable in 18 equal monthly installments; (ii) 12 months of Company-paid COBRA premiums; (iii) accelerated vesting of time-based equity awards; (iv) continued vesting potential of the PSUs and any other performance-based awards; and (v) a pro-rata portion annual bonus for the year of termination.

2.
Termination without Cause / for Good Reason (in connection with a change in control).  If Mr. Lambiase’s employment is terminated by the Company without Cause within six months before, or 24 months after a change in control of the Company, or by Mr. Lambiase for Good Reason within 24 months after a change in control of the Company, Mr. Lambiase will be entitled to (i) a payment equal to 2.25 times his then-current base salary plus 2.25 times the greater of his (x) target cash bonus or (y) his Average Cash Bonus, which shall generally be paid in a lump sum, (ii) 18 months of Company-paid COBRA premiums; (iii) accelerated vesting of time-based equity awards (including the PSUs, which will be converted into time-based RSUs upon a change in control); (v) continued vesting of any outstanding performance-vesting awards, and (vi) a pro-rata annual bonus for the year of termination.

3.
Termination due to death or disability.  In the event of termination of Mr. Lambiase’s employment due to his death or disability, Mr. Lambiase (or his estate) will be entitled to (i) if such termination is due to disability, 18 months of Company-paid COBRA premiums, (ii) accelerated vesting of time-based equity awards, (iii) continued vesting potential of PSUs and other performance-vesting awards, and (iv) a pro-rata annual bonus for the year of termination.

4.
Termination after expiration of the term of the employment agreement following notice of nonrenewal by the Company.  If, after the expiration of the term of the Lambiase Employment Agreement following notice of nonrenewal from the Company, Mr. Lambiase’s employment is terminated by the Company without Cause, Mr. Lambiase will be entitled to continuation of his base salary for a period of 12 months. In addition, Mr. Lambiase will be entitled to (i) accelerated vesting of time-based equity awards; (ii) continued vesting potential of the PSUs and any other performance-based awards; and (iii) a pro-rata portion annual bonus for the year of termination. If, after the expiration of the term of the Lambiase Employment Agreement following notice of nonrenewal from the Company (other than for Cause), Mr. Lambiase is not offered a successor employment agreement substantially equivalent to the Lambiase Employment Agreement and he provides written notice of termination within seven days after the last day of the term of employment, he will be entitled to items (i), (ii) and (iii) directly above.

5.
Rule of 65. If Mr. Lambiase terminates his employment with the Company (with or without Good Reason) and the sum of his age plus his years of service with the Company and its predecessors equals or exceeds 65 as of the termination date, and he has at least five years of service as of the termination date, then the Company will provide (i) accelerated vesting of time-based equity awards; (ii) continued vesting potential of the PSUs and any other performance-based awards; and (iii) a pro-rata portion annual bonus for the year of termination.

 Restrictive Covenants: Mr. Lambiase is subject to customary non-solicitation and non-competition covenants during his employment and for 12 months post-employment, and is also bound by customary non-disparagement and confidentiality restrictions.
 Stock Ownership Requirements and Clawback Policy:  Mr. Lambiase is subject to the Company’s stock ownership guidelines and, unless otherwise provided therein, is required to own stock of the Company (including restricted stock, restricted stock units and deferred stock units) exceeding five times his annual base salary during employment and shall not be permitted to transfer stock received on the vesting of equity awards for six months after his termination of employment, unless he otherwise maintains such stock ownership level during such six-month period.  All bonuses, equity compensation and other incentive compensation paid by the Company to Mr. Lambiase will be subject to any clawback policy of the Company applying to senior executives of the Company generally.
Continued Employment of Choudhary Yarlagadda as Chief Operating Officer
On December 17, 2018, the Company entered into an employment agreement with Choudhary Yarlagadda (the “Yarlagadda Employment Agreement”), pursuant to which Mr. Yarlagadda will continue to be employed as the Chief Operating Officer of the Company.  In this position, Mr. Yarlagadda will continue to report directly to the Company’s Chief Executive Officer.
The material terms of the Yarlagadda Employment Agreement are as follows:
 Term:  The term of employment is the same as under the Lambiase Employment Agreement.
 Salary:  Mr. Yarlagadda will receive a base salary of not less than $800,000 per annum.
Annual Bonus: Mr. Yarlagadda will receive an annual cash bonus on the same terms as under the Lambiase Employment Agreement, except that his annual bonus target is $1,782,000.
Long-Term Incentive Compensation: Mr. Yarlagadda will be granted long-term incentive compensation with a target amount of $1,188,000 on the same terms as under the Lambiase Employment Agreement.
Termination/Severance: The termination and severance provisions are the same as under the Lambiase Employment Agreement.
Restrictive Covenants: The restrictive covenant provisions are the same as under the Lambiase Employment Agreement.
Stock Ownership Requirements and Clawback Policy:  Mr. Yarlagadda is subject to the same stock ownership requirements and clawback polices as Mr. Lambiase (except his ownership requirement is three times his annual base salary).
Continuation of Mohit Marria as Chief Investment Officer
On December 17, 2018, the Company entered into an employment agreement with Mohit Marria (the “Marria Employment Agreement”), pursuant to which Mr. Marria will continue to be employed as the Chief Investment Officer of the Company.  In this position, Mr. Marria will continue to report directly to the Company’s Chief Executive Officer.
The material terms of the Marria Employment Agreement are as follows:

Term:  The term of employment is the same as under the Lambiase Employment Agreement.
Salary:  Mr. Marria will receive a base salary of no less than $750,000 per annum.
Annual Bonus: Mr. Marria will receive an annual cash bonus with a target amount of $1,500,000 on the same terms as under the Lambiase Employment Agreement.
Long-Term Incentive Compensation: Mr. Marria will be granted long-term incentive compensation with a target amount of $1,000,000 on the same terms as under the Lambiase Employment Agreement.
Termination/Severance: The termination and severance provisions are the same as under the Lambiase Employment Agreement, except that in the event Mr. Marria is terminated by the Company without Cause within six months before, or 24 months after a change in control of the Company, or by Mr. Marria for Good Reason within 24 months after a change in control of the Company, Mr. Marria will be entitled to (i) a payment equal to 2.0 times his then-current base salary plus 2.0 times the greater of his (x) target cash bonus or (y) his Average Cash Bonus, which shall generally be paid in a lump sum, (ii) 18 months of Company-paid COBRA premiums; (iii) accelerated vesting of time-based equity awards (including the PSUs, which will be converted into time-based RSUs upon a change in control); (v) continued vesting of any other outstanding performance-vesting awards, and (vi) a pro-rata annual bonus for the year of termination.
Restrictive Covenants: The restrictive covenant provisions are the same as under the Lambiase Employment Agreement.
Stock Ownership Requirements and Clawback Policy:  Mr. Marria is subject to the same stock ownership requirements and clawback polices as Mr. Lambiase. (except his ownership requirement is three times his annual base salary)
Continuation of Robert Colligan as Chief Financial Officer
On December 17, 2018, the Company entered into an employment agreement with Robert Colligan (the “Colligan Employment Agreement”), pursuant to which Mr. Colligan will continue to be employed as the Chief Financial Officer of the Company.   In this position, Mr. Colligan will continue to report directly to the Company’s Chief Executive Officer.
The material terms of the Colligan Employment Agreement are as follows:
Term:  The term of employment is the same as under the Lambiase Employment Agreement.
Salary:  Mr. Colligan will receive a base salary of not less than $500,000 per annum.
Annual Bonus: Mr. Colligan will receive an annual cash bonus with a target of $990,000 on the same terms as under the Lambiase Employment Agreement.
Long-Term Incentive Compensation: Mr. Colligan will be granted long-term incentive compensation with a target amount of $660,000 on the same terms as under the Lambiase Employment Agreement.
Termination/Severance: The termination and severance provisions are the same as under the Marria Employment Agreement.
Restrictive Covenants: The restrictive covenant provisions are the same as under the Lambiase Employment Agreement.
Stock Ownership Requirements and Clawback Policy:  Mr. Colligan is subject to the same stock ownership requirements and clawback polices as Mr. Lambiase (except his requirement is three times his annual base salary).
Continuation of Employment of Phillip J. Kardis, II, Esq. as Chief Legal Officer
On December 17, 2018, the Company entered into an employment agreement with Phillip J. Kardis, II, (the “Kardis Employment Agreement”), pursuant to which Mr. Kardis will continue to be employed as the Chief Legal Officer of the Company.  In this position, Mr. Kardis will continue to report directly to the Company’s Chief Executive Officer.

The material terms of the Kardis Employment Agreement are as follows:
Term:  The term of employment is the same as under the Lambiase Employment Agreement.
Salary:  Mr. Kardis will receive a base salary of not less than $750,000 per annum.
Annual Bonus: Mr. Kardis will receive an annual cash bonus with a target of $1,485,000 on the same terms as under the Lambiase Employment Agreement.
Long-Term Incentive Compensation:  Mr. Kardis will be granted long-term incentive compensation with a target amount of $990,000 on the same terms as under the Lambiase Employment Agreement.
Termination/Severance: The termination and severance provisions are materially the same as under the Marria Employment Agreement.
Restrictive Covenants: The restrictive covenant provisions are the same as under the Lambiase Employment Agreement.
Stock Ownership Requirements and Clawback Policy:  Mr. Kardis is subject to the same stock ownership requirements and clawback polices as Mr. Lambiase (except his requirement is three times his annual base salary).

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

10.1	Employment Agreement, dated December 17, 2018 and effective as of January 1, 2019, between the Company and Matthew Lambiase

10.2	Employment Agreement, dated December 17, 2018 and effective as of January 1, 2019, between the Company and Choudhary Yarlagadda

10.3	Employment Agreement, dated December 17, 2018 and effective as of January 1, 2019, between the Company and Mohit Marria

10.4	Employment Agreement, dated December 17, 2018 and effective as of January 1, 2019, between the Company and Robert Colligan

10.5	Employment Agreement, dated December 17, 2018 and effective as of January 1, 2019, between the Company and Phillip J. Kardis, II, Esq.

SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
      Chimera Investment Corporation
       By: /s/ Rob Colligan
             Name:    Rob Colligan
             Title:    Chief Financial Officer
Date: December 20, 2018